Exhibit 10.1

FORM OF Amendment to SECUrities purchase Agreement

This Amendment to Securities purchase Agreement, dated as of April 1, 2016 (this “Amendment”), between Ekso Bionics Holdings, Inc., a Nevada corporation (the “Company”) and the undersigned, amends that certain Securities Purchase Agreement dated December 23, 2015, between the Company and the undersigned (the “Purchase Agreement”). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS:

WHEREAS, the Purchase Agreement may be amended only by a written instrument signed by the Company and the Purchasers holding in the aggregate at least 75% of the number of shares of Common Stock issued or then issuable upon conversion of Preferred Stock and exercise of the Warrants (in each case without regard to any restriction or limitation on the conversion or exercise thereof and excluding any Common Stock issued or issuable upon conversion of the Preferred Stock or exercise of the Warrants to the extent such Common Stock, Preferred Stock or Warrants have been resold, transferred or are otherwise no longer held by an initial Purchaser) (collectively, the “Requisite Purchasers”); and

WHEREAS, the Company and the undersigned desire to amend the Purchase Agreement to clarify the definition of Exempt Issuance.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto each agree as follows:

1.            Amendment to the Purchase Agreement. The definition of “Exempt Issuance” in Section 1.1 of the Purchase Agreement is hereby amended by deleting clause (a) in its entirety and inserting the following in lieu thereof:

“(a) shares of Common Stock or options to employees, officers, directors, consultants or advisors of the Corporation pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, for services rendered to the Corporation (provided, that (i) any options issued to any consultant or advisor pursuant hereto shall have an exercise price at least equal to the then applicable Conversion Price (such options, “Qualified Advisor Options”), and (ii) a maximum of 100,000 shares of Common Stock (excluding Qualified Advisor Options or shares issued upon exercise thereof) in the aggregate in any rolling 12 month period may be granted to all consultants and advisors pursuant to this provision);”

2.            Effectiveness. This Amendment shall become effective upon execution of this Amendment by the undersigned and the execution of substantially identical amendments by the Requisite Purchasers.

3.            No Consideration. No consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

4.            Miscellaneous. Except as expressly amended by this Amendment, the Purchase Agreement shall remain in full force and effect and is otherwise unchanged. The Purchase Agreement shall, together with the amendments thereto set forth in this Amendment, be read as a single document. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed in the manner appropriate for each, and to be dated as of the date first above written.

EKSO BIONICS HOLDINGS, INC.

By:
Name:
Title:

PURCHASERS:

[PURCHASER]

By:
Name:
Its:

[Signature Page to Amendment to Securities Purchase Agreement]